Exhibit 99.1

News Release

For information contact:

Lisa Schultz

Chief Communications and Human Capital Officer

CNL Financial Group

(407) 650-1223

REAL ESTATE OFFERING CHANGES NAME TO CNL HEALTHCARE TRUST

— New name reflects the company’s intention to focus on senior housing and healthcare properties —

(ORLANDO, Fla.) Feb. 9, 2012 — CNL Properties Trust, Inc., a real estate investment offering, announced today that it has changed its name to CNL Healthcare Trust. The name change reflects the company’s intention to place its investment focus on senior housing and healthcare properties in the United States.

“Our new name simply affirms our emphasis on investing in the senior housing and healthcare sectors where our sponsor, CNL Financial Group, has tremendous experience and history,” said Stephen H. Mauldin, president and chief operating officer of CNL Healthcare Trust. “We expect that our focus on senior housing and healthcare together with our distribution policy, will make CNL Healthcare Trust attractive to investors seeking both income and capital appreciation.”

CNL Financial Group has significant experience in the senior housing and healthcare property sectors, previously sponsoring CNL Retirement Properties, Inc., which was sold to Health Care Property Investors, Inc. (HCP) in 2006. Several members of the CNL Healthcare Trust asset management team were involved in asset management for CNL Retirement Properties in addition to having significant healthcare real estate experience with other industry participants.

“The asset management team for CNL Healthcare Trust has an average of 15 years of experience in managing the types of properties we have targeted for investment,” Mauldin said. “We have a very active asset management philosophy, which is fueled by our depth and breadth of knowledge in this sector.”

The real estate investment offering intends to build a portfolio containing senior housing facilities and a range of healthcare properties, potentially including assisted living and memory care facilities, medical office buildings and continuing care retirement communities as well as it may also acquire other income-producing assets. The company is working to build a portfolio that will be diversified by sector, geographic market and operator, while still allowing investors to capture the potential value in senior housing and healthcare real estate.

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About CNL Healthcare Trust

CNL Healthcare Trust is an investment offering that will seek to acquire properties in the senior housing and healthcare sectors, although it may also acquire other income-producing properties. The company intends to qualify as a non-traded real estate investment trust. CNL Financial Group is the sponsor of CNL Healthcare Trust. For more information, visit www.CNLHealthcareTrust.com.

About CNL Financial Group

CNL Financial Group (CNL) is a leading private investment management firm providing global real estate and alternative investments. Since inception in 1973, CNL and/or its affiliates have formed, or acquired companies with more than $26 billion in assets. CNL is headquartered in Orlando, Florida.

Forward-Looking Statements

Certain statements in this document may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). CNL Healthcare Trust (herein also referred to as the “Company”) intends that all such forward-looking statements be covered by the safe-harbor provisions for forward-looking statements of Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable.

All statements, other than statements that relate solely to historical facts, including, among others, statements regarding the Company’s future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “continues,” “pro forma” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by such forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to, the factors detailed in our prospectus dated June 27, 2011, and other documents filed from time to time with the Securities Exchange Commission.

Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to: the global impact of the current credit crisis in the U.S. and Europe; changes in general economic conditions in the U.S. or globally (including financial market fluctuations); risks associated with our investment strategy; risks associated with the real estate markets in which the Company invests; risks of doing business internationally; risks associated with the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with its debt covenants; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; competition for properties and/or tenants in the markets in which the Company engages in business; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the Company’s ability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to development projects or acquired property value-add conversions, if applicable (including construction delays, cost overruns, the Company’s inability to obtain necessary permits and/or public opposition to these activities); defaults on or non-renewal of leases by tenants; failure to lease properties at all or on favorable rents and terms; unknown liabilities in connection with acquired properties or liabilities caused by property managers or operators; the Company’s failure to successfully manage growth or integrate acquired properties and operations; material adverse actions or omissions by any joint venture partners; increases in operating costs and other expense items and costs, uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding or potential litigation; risks associated with the Company’s tax structuring; the Company’s failure to qualify and maintain its status as a real estate investment trust and the Company’s ability to protect its intellectual property and the value of its brands.

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Management believes these forward-looking statements are reasonable; however, such statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and the Company may not be able to realize them. Investors are cautioned not to place undue reliance on any forward-looking statements which are based on current expectations. All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

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